EXHIBIT 99.1
                                 ------------

                Computational Materials filed on July 14, 2005.

                                 EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE



                                                            TERM SHEET
                                                           $456,903,000
                                         (APPROXIMATE OFFERED, SUBJECT TO +/- 5% VARIANCE)
                                                      INDYMAC INDX 2005-AR17
                                                      DEUTSCHE BANK, TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Est. Payment  Est. Payment to
                                                                           WAL           WAL To        to Roll         Maturity
                   Approx.imate     Initial Coupon      Security         to Roll        Maturity        Window        Window (2)
    Class            Size ($)             (1)         Description     (yrs) (2) (3)    (yrs) (2)       (2) (3)


----------------------------------------------------------------------------------------------------------------------------------
I-A1               $45,103,000          5.5310%       Variable PT         1.89            3.20       08/05-06/08     08/05-06/35
----------------------------------------------------------------------------------------------------------------------------------
II-A1              $38,050,000          5.1138%       Variable PT         1.89            3.20       08/05-06/08     08/05-06/35
----------------------------------------------------------------------------------------------------------------------------------
III-A1             $138,473,000         5.7234%       Variable PT         2.51            3.24       08/05-06/10     08/05-06/35
----------------------------------------------------------------------------------------------------------------------------------
IV-A1              $120,294,000         5.5288%       Variable PT         2.51            3.23       08/05-06/10     08/05-06/35
----------------------------------------------------------------------------------------------------------------------------------
V-A1               $49,421,000          5.4589%       Variable PT         2.53            3.23       08/05-06/10     08/05-07/35
----------------------------------------------------------------------------------------------------------------------------------
VI-A1              $65,562,000          5.3718%       Variable PT         2.86            3.26       08/05-06/12     08/05-06/35
----------------------------------------------------------------------------------------------------------------------------------
B1 (4)             Not offered        Not offered     Not offered      Not offered    Not offered    Not offered     Not offered
----------------------------------------------------------------------------------------------------------------------------------
B2 (4)             Not offered        Not offered     Not offered      Not offered    Not offered    Not offered     Not offered
----------------------------------------------------------------------------------------------------------------------------------
B3 (4)             Not offered        Not offered     Not offered      Not offered    Not offered    Not offered     Not offered
----------------------------------------------------------------------------------------------------------------------------------
B4 (4)             Not offered        Not offered     Not offered      Not offered    Not offered    Not offered     Not offered
----------------------------------------------------------------------------------------------------------------------------------
B5 (4)             Not offered        Not offered     Not offered      Not offered    Not offered    Not offered     Not offered
----------------------------------------------------------------------------------------------------------------------------------
B6 (4)             Not offered        Not offered     Not offered      Not offered    Not offered    Not offered     Not offered
----------------------------------------------------------------------------------------------------------------------------------
R (5)              Not offered        Not offered     Not offered      Not offered    Not offered    Not offered     Not offered
----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------
                     Expected                            Expected
                     Initial           Legal              Ratings
                       Loss            Final            (Two of the
    Class            Coverage         Maturity       following three:
                                                       S&P/ Moody's/
                                                          Fitch)
------------------------------------------------------------------------
I-A1                 [7.00]%         8/25/2035           AAA / Aaa
------------------------------------------------------------------------
II-A1                [7.00]%         8/25/2035           AAA / Aaa
------------------------------------------------------------------------
III-A1               [7.00]%         8/25/2035           AAA / Aaa
------------------------------------------------------------------------
IV-A1                [7.00]%         8/25/2035           AAA / Aaa
------------------------------------------------------------------------
V-A1                 [7.00]%         8/25/2035           AAA / Aaa
------------------------------------------------------------------------
VI-A1                [7.00]%         8/25/2035           AAA / Aaa
------------------------------------------------------------------------
B1 (4)             Not offered      Not offered         Not offered
------------------------------------------------------------------------
B2 (4)             Not offered      Not offered         Not offered
------------------------------------------------------------------------
B3 (4)             Not offered      Not offered         Not offered
------------------------------------------------------------------------
B4 (4)             Not offered      Not offered         Not offered
------------------------------------------------------------------------
B5 (4)             Not offered      Not offered         Not offered
------------------------------------------------------------------------
B6 (4)             Not offered      Not offered         Not offered
------------------------------------------------------------------------
R (5)              Not offered      Not offered         Not offered
------------------------------------------------------------------------



(1)  The Class coupons are described under "Interest Rates" on page 5.
(2) Prepayments were run at 25% CPR per annum. Assumes bonds pay on the 25th of every month beginning in August 2005.
(3) The WAL to Roll assumes that the outstanding principal balance of each mortgage loan will be paid in full on its first Rate Adjustment Date.
(4)  Not offered under this term sheet.
(5)  Non-economic REMIC residual.


------------------------------------------------------------------------------
ALL COLLATERAL STATISTICS DESCRIBED HEREIN ARE BASED ON THE SCHEDULED COLLATERAL BALANCES AS OF JULY 2005 UNLESS OTHERWISE INDICATED. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. THE PROSPECTUS SUPPLEMENT SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS, IF ANY.
------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                       1
------------------------------------------------------------------------------

                                 EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE


Deal Overview:

o  The deal is comprised of 6 Mortgage Pools:

     Mortgage Pool 1 is comprised of 3-year Hybrid ARMs which have conforming loan sizes and which are indexed to 6-month LIBOR, 1-year LIBOR or 1-year CMT.

     Mortgage Pool 2 is comprised of 3-year Hybrid ARMs which do not have conforming loan sizes and which are indexed to 6-month LIBOR, 1-year LIBOR or 1-year CMT.

     Mortgage Pool 3 is comprised of 5-year Hybrid ARMs which have conforming loan sizes and which are indexed to 6-month LIBOR, 1-year LIBOR or 1-year CMT.

     Mortgage Pool 4 is comprised of 5-year Hybrid ARMs which do not have conforming loan sizes and which are indexed to 6-month LIBOR, 1-year LIBOR or 1-year CMT.

     Mortgage Pool 5 is comprised of 5-year Hybrid ARMs which are subject to prepayment penalties and which are indexed to 6-month LIBOR or 1-year CMT.

     Mortgage Pool 6 is comprised of 7-year Hybrid ARMs and which are indexed to 6-month LIBOR or 1-year LIBOR.

o Interest and principal on each senior certificate will be payable solely from amounts collected in respect of the mortgage loans in each respective Mortgage Pool.

o Interest and principal on the Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 subordinate certificates will be payable from amounts collected from both mortgage pools.

o 10% Optional Termination: The transaction may be called by IndyMac Bank on any Distribution Date after which the aggregate outstanding mortgage balance is less than 10% of the aggregate Mortgage Pool Cut-Off Date mortgage loan balance.



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                       2
------------------------------------------------------------------------------

                                 EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE



Terms of the Offering:
---------------------

Cut off Date:                       July 1, 2005

Closing Date:                       July 29, 2005

Distribution Dates:                 25th of each month, commencing in August 2005

Collection Period:                  The calendar month preceding the current Distribution Date

Issuer:                             IndyMac MBS, Inc.

Lead Manager:                       Lehman Brothers Inc.

Master Servicer:                    IndyMac MBS, Inc.

Servicing Fee:                      0.375% per annum.

Trustee:                            Deutsche Bank

Rating Agencies:                    It is expected that two out of three of S&P, Moody's and Fitch will rate all of the offered certificates. One of the aforementioned will rate all of the certificates.

Day Count:                          30/360

Delay Days:                         24 days



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                       3
------------------------------------------------------------------------------

                                 EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE



Terms of the Offering (cont.):
------------------------------

Interest Accrual Period:            The interest accrual period with respect to all Classes of Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs.

Accrued Interest:                   All Certificates settle with 28 days of accrued interest

Registration:                       Book-entry form through DTC

Minimum Denomination:               $25,000 /$1,000 thereafter.

Tax Status:                         REMIC for Federal income tax purposes.

Pricing Prepayment
Assumption:                         25% CPR per annum.

SMMEA Eligibility:                  All offered classes will be SMMEA eligible.

ERISA Eligibility:                  All offered Certificates will be ERISA eligible.

Due Period:                         The "Due Period" related to each Distribution Date starts on the second day of the month preceding the month in which such Distribution Date occurs and ends on the first day of the month in which such Distribution Date occurs.



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                       4
------------------------------------------------------------------------------

                                 EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE



Terms of the Offering (cont.):
------------------------------

Net WAC:                            The "Net WAC" for each Mortgage Pool for each Distribution Date will be the weighted average of the Net Mortgage Rates of the Mortgage Loans at the
                                    beginning of the related Due Period, weighted on the basis of their Scheduled
                                    Principal Balances at the beginning of the related Due Period.

Interest Rates:                     Class I-A1 will bear interest at a rate equal to the Net WAC of Mortgage Pool 1.

                                    Class R will bear interest at a rate equal to the Net WAC of Mortgage Pool 1.

                                    Class II-A1 will bear interest at a rate equal to the Net WAC of Mortgage Pool 2.

                                    Class III-A1 will bear interest at a rate equal to the Net WAC of Mortgage Pool 3.

                                    Class IV-A1 will bear interest at a rate equal to the Net WAC of Mortgage Pool 4.

                                    Class V-A1 will bear interest at a rate equal to the Net WAC of Mortgage Pool 5.

                                    Class VI-A1 will bear interest at a rate equal to the Net WAC of Mortgage Pool 6.

                                    Classes B1, B2, B3, B4, B5 and B6 will accrue interest at a rate equal to the weighted average of the Net WAC of each Mortgage Pool weighted on the basis of the Pool Subordinate Amount for each pool.

The Subordinate Amounts are calculated as follows:

Pool Subordinate Amount:
-----------------------

For each Mortgage Pool, the Mortgage Pool collateral balance less the current principal balance of the respective Senior Bonds.

Aggregate Subordinate Amount:
----------------------------

The sum of all Pool Subordinate Amounts.



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                       5
------------------------------------------------------------------------------

                                 EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE



Terms of the Offering (cont.):
-----------------------------

Credit Enhancement:                 Senior/subordinate, shifting interest structure. The initial credit enhancement for Senior Certificates will consist of the subordination of the Class B
                                    Certificates, initially [7.00]% total subordination.

                                    The credit enhancement information shown below is subject to final rating agency approval:

                                    Subordination of Class B Certificates
                                    -------------------------------------


                                                      -----------------------
                                   Priority of               Class A                       Order of
                                   Payment                Credit Support                   Loss
                                                            ([7.00]%)                      Allocation
                                                      -----------------------
                                                             Class B1
                                              |                                    / \
                                              |       -----------------------       |
                                              |              Class B2               |
                                              |                                     |
                                              |       -----------------------       |
                                              |              Class B3               |
                                              |                                     |
                                              |       -----------------------       |
                                              |              Class B4               |
                                             \ /                                    |
                                                      -----------------------
                                                             Class B5

                                                      -----------------------
                                                             Class B6

                                                      -----------------------

Loss Allocation:                    Realized losses from all pools will be applied to Class B6, Class B5, Class B4,
                                    Class B3, Class B2 and Class B1, in that order, until their principal balances are reduced to zero. Once the subordinate classes are reduced to zero, each pool's realized losses will be applied to the corresponding Senior Certificates.



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                       6
------------------------------------------------------------------------------

                                 EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------

Shifting Interest Structure with 7 year lockout*

Subordinate Test % = Aggregate Subordinate Amount/Aggregate Collateral Balance

o If the Subordinate Test% is less than or equal to two times the original Subordinate Test%:

      --------------------------------------- ------------------------------
           Distribution Dates (months)                   Shift %
      --------------------------------------- ------------------------------
                      1 - 84                              100%
      --------------------------------------- ------------------------------
                     85 - 96                               70%
      --------------------------------------- ------------------------------
                     97 - 108                              60%
      --------------------------------------- ------------------------------
                    109 - 120                              40%
      --------------------------------------- ------------------------------
                    121 - 132                              20%
      --------------------------------------- ------------------------------
                      133 +                                0%
      --------------------------------------- ------------------------------

o *If the Subordinate Test% is greater than two times the original Subordinate Test%:

     --------------------------------------- -------------------------------
          Distribution Dates (months)                   Shift %
     --------------------------------------- -------------------------------
                     1 - 36                               50%
     --------------------------------------- -------------------------------
                      37+                                  0%
     --------------------------------------- -------------------------------


(*If the aggregate AAA loss coverage more than doubles based on the initial cut-off date loss coverage during the first 36 months of the transaction, the senior bonds will be entitled to 50% of the respective Pool Subordinate % of prepayments, subject to cumulative loss and delinquency tests. After month 36, if the aggregate AAA loss coverage more than doubles based on the initial loss coverage as of the cut-off date, the senior bonds will only be entitled to prepayments based on the respective Pool Senior %, subject to cumulative loss and delinquency tests).


------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                       7
------------------------------------------------------------------------------

                                 EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE


Principal Distributions (cont.)
-------------------------------

For each Mortgage Pool, calculate the following:
------------------------------------------------

Pool Senior % = Pool Senior Bonds / Mortgage Pool Collateral Balance

Pool Subordinate % = 100% - Pool Senior %

Pool Prepayment % = Pool Senior % + Shift % * Pool Subordinate %

Pool Senior Principal Distribution Amount ("PDA") will be equal to the sum of
(i) the product of (a) Mortgage Pool Scheduled Principal and (b) Pool Senior % and (ii) the product of (a) Mortgage Pool Prepayment Principal and (b) Pool Prepayment %

Pool Subordinate Principal Distribution Amount ("PDA") will be equal to the difference between (i) the sum of Mortgage Pool Scheduled Principal and Prepayment Principal and (ii) Pool Senior PDA


------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                       8
------------------------------------------------------------------------------

                                 EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE


Principal Paydown Rules:
------------------------

Pay Pool 1 PDA sequentially as follows:
--------------------------------------

     1) Pay sequentially to Class R and then Class I-A1 until reduced to zero.

Pay Pool 2 PDA as follows:
-------------------------

     1)   Pay Class II-A1 until reduced to zero.


Pay Pool 3 PDA as follows:
-------------------------

     1)   Pay Class III-A1 until reduced to zero.


Pay Pool 4 PDA as follows:
--------------------------

     1)   Pay Class IV-A1 until reduced to zero.


Pay Pool 5 PDA as follows:
--------------------------

     1)   Pay Class V-A1 until reduced to zero.


Pay Pool 6 PDA as follows:
--------------------------

     1)   Pay Class VI-A1 until reduced to zero.


Pay total Subordinate Principal Distribution Amount as follows*:
---------------------------------------------------------------
*Subject to credit support tests

     1) Sequentially, pay Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 their pro-rata share of the total Subordinate Principal Distribution Amount until reduced to zero.


------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                       9
------------------------------------------------------------------------------

                                 EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE




                                                             EXTERNAL USE
[LOGO OMITTED] LEHMAN BROTHERS                                                                        RESIDENTIAL MORTGAGE FINANCE


Collateral Summary:
-------------------

                                       -------------------------------------------------------------------------------------------
                                              Pool 1                 Pool 2                 Pool 3                  Pool4
----------------------------------------------------------------------------------------------------------------------------------
Total Number of Loans                                 223                       80                   718                      255
Total Outstanding Loan Balance                $48,497,328              $40,913,532          $148,895,318             $129,348,800
Average Loan Principal Balance                   $217,477                 $511,419              $207,375                 $507,250
Range of Loan Principal Balance        $34,000 - $382,500    $360,000 - $1,430,000    $31,473 - $650,000    $360,000 - $1,000,000
Weighted Average Coupon                            5.906%                   5.489%                6.098%                   5.906%
Range of Coupons                           3.87% - 8.625%           4.50% - 7.625%       4.000% - 8.625%          4.000% - 7.250%
Weighted Average Margin                            2.661%                   2.482%                2.529%                   2.439%
Range of Margins                          2.250% - 5.000%          2.250% - 3.165%       2.250% - 4.000%          2.250% - 2.750%
Initial Periodic Cap                               3.173%                   3.788%                5.017%                   5.086%
Periodic Cap                                       1.546%                   1.722%                1.572%                   1.677%
Interest Only %                                    82.83%                   77.71%                90.69%                   86.87%
Weighted Average Maximum Rate                     11.763%                  11.440%               11.653%                  11.364%
Weighted Average Original Term (mo.)                  360                      360                   360                      360
Weighted Average Remaining Term (mo.)                 359                      358                   359                      359
Range of Remaining Term (mo.)                   353 - 360                355 - 360             350 - 360                355 - 360
Weighted Average Original LTV                      77.45%                   72.83%                77.81%                   73.65%
Range of Original LTV                     35.71% - 95.00%          35.00% - 90.00%       20.00% - 95.00%          29.41% - 95.00%
Weighted Average FICO                                 708                      723                   705                      719
Range of FICO                                   620 - 816                624 - 811             620 - 814                620 - 810
----------------------------------------------------------------------------------------------------------------------------------




                                       ------------------------------------------
                                              Pool 5                 Pool 6
---------------------------------------------------------------------------------
Total Number of Loans                                   197                   258
Total Outstanding Loan Balance                  $53,141,033           $70,496,288
Average Loan Principal Balance                     $269,751              $273,241
Range of Loan Principal Balance        $55,650 - $1,000,000    $47,964 - $999,999
Weighted Average Coupon                              5.834%                5.754%
Range of Coupons                            4.500% - 8.375%       3.500% - 7.625%
Weighted Average Margin                              2.750%                2.648%
Range of Margins                            2.750% - 2.750%       2.250% - 3.780%
Initial Periodic Cap                                 5.000%                5.014%
Periodic Cap                                         1.726%                1.147%
Interest Only %                                      87.31%                92.85%
Weighted Average Maximum Rate                       11.834%               11.493%
Weighted Average Original Term (mo.)                    360                   360
Weighted Average Remaining Term (mo.)                   359                   359
Range of Remaining Term (mo.)                     357 - 360             355 - 360
Weighted Average Original LTV                        76.32%                74.28%
Range of Original LTV                       34.48% - 95.00%       25.00% - 95.00%
Weighted Average FICO                                   705                   719
Range of FICO                                     620 - 817             620 - 813
---------------------------------------------------------------------------------




------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                       10
------------------------------------------------------------------------------

                                 EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE

                                     Collateral Summary for Pool 1:
                                     ------------------------------



                                                                                             % of Aggregate
                                                   Number of         Principal Balance     Principal Balance
    PRODUCT:                                    Mortgage Loans          Outstanding           Outstanding
    ----------------------------------------- -------------------- ----------------------- -------------------
    3/27 ARM (Libor)                                          111          $24,887,042.89              51.32%
    3/1 ARM                                                    99           21,264,572.13               43.85
    3/1 ARM (Libor)                                            13            2,345,713.09                4.84
    ----------------------------------------- -------------------- ----------------------- -------------------
    Total:                                                    223          $48,497,328.11             100.00%
    ========================================= ==================== ======================= ===================


                                                                                             % of Aggregate
                                                   Number of         Principal Balance     Principal Balance
    PREPAYMENT PENALTY (YEARS):                 Mortgage Loans          Outstanding           Outstanding
    ----------------------------------------- -------------------- ----------------------- -------------------
    0                                                         158          $35,154,719.15              72.49%
    1                                                           1              208,820.05                0.43
    2                                                           1              252,800.00                0.52
    3                                                          63           12,880,988.91               26.56
    ----------------------------------------- -------------------- ----------------------- -------------------
    Total:                                                    223          $48,497,328.11             100.00%
    ========================================= ==================== ======================= ===================

                                                                                             % of Aggregate
                                                   Number of         Principal Balance     Principal Balance
    CURRENT BALANCE ($):                        Mortgage Loans          Outstanding           Outstanding
    ----------------------------------------- -------------------- ----------------------- -------------------
    0.01 - 50,000.00                                            1              $34,000.00               0.07%
    50,000.01 - 100,000.00                                     15            1,276,535.47                2.63
    100,000.01 - 150,000.00                                    28            3,665,068.79                7.56
    150,000.01 - 200,000.00                                    56            9,888,891.69               20.39
    200,000.01 - 250,000.00                                    47           10,581,791.06               21.82
    250,000.01 - 300,000.00                                    37           10,244,292.47               21.12
    300,000.01 - 350,000.00                                    32           10,262,927.63               21.16
    350,000.01 - 400,000.00                                     7            2,543,821.00                5.25
    ----------------------------------------- -------------------- ----------------------- -------------------
    Total:                                                    223          $48,497,328.11             100.00%
    ========================================= ==================== ======================= ===================



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                       11
------------------------------------------------------------------------------

                                 EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE



                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
MAXIMUM LOAN RATE (%):                       Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
9.501 - 10.000                                              4           $1,027,190.11               2.12%
10.001 - 10.500                                             3              683,099.98                1.41
10.501 - 11.000                                            30            5,646,160.20               11.64
11.001 - 11.500                                            41            9,113,133.09               18.79
11.501 - 12.000                                            71           17,102,373.62               35.26
12.001 - 12.500                                            40            8,198,728.55               16.91
12.501 - 13.000                                            26            5,620,759.56               11.59
13.001 - 13.500                                             6              929,083.00                1.92
13.501 - 14.000                                             1              116,000.00                0.24
14.501 - 15.000                                             1               60,800.00                0.13
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    223          $48,497,328.11             100.00%
========================================= ==================== ======================= ===================



                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
FIRST RATE CAP (%):                          Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
1                                                           3             $537,100.00               1.11%
2                                                          14            3,133,904.97                6.46
3                                                         187           40,473,497.65               83.46
5                                                           2              465,494.02                0.96
6                                                          17            3,887,331.47                8.02
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    223          $48,497,328.11             100.00%
========================================= ==================== ======================= ===================


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
PERIODIC RATE CAP (%):                       Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
1                                                          98          $22,011,812.92              45.39%
2                                                         125           26,485,515.19               54.61
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    223          $48,497,328.11             100.00%
========================================= ==================== ======================= ===================


GROSS COUPON (%)                            Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
3.501 - 4.000                                               3             $747,556.00               1.54%
4.001 - 4.500                                               3              683,099.98                1.41
4.501 - 5.000                                               8            1,771,594.67                3.65
5.001 - 5.500                                              29            6,622,106.79               13.65
5.501 - 6.000                                              94           21,256,573.26               43.83
6.001 - 6.500                                              52           10,689,754.85               22.04
6.501 - 7.000                                              26            5,620,759.56               11.59
7.001 - 7.500                                               6              929,083.00                1.92
7.501 - 8.000                                               1              116,000.00                0.24
8.501 - 9.000                                               1               60,800.00                0.13
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    223          $48,497,328.11             100.00%
========================================= ==================== ======================= ===================


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                       12
------------------------------------------------------------------------------

                                 EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE



                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
ORIGINAL TERM (months):                      Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
360                                                       223          $48,497,328.11             100.00%
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    223          $48,497,328.11             100.00%
========================================= ==================== ======================= ===================


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
REMAINING TERM (months):                     Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
241 - 360                                                 223          $48,497,328.11             100.00%
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    223          $48,497,328.11             100.00%
========================================= ==================== ======================= ===================



                                                                                        % of Aggregate
                                              Number of          Principal Balance     Principal Balance
ORIGINAL LTV (%):                           Mortgage Loans          Outstanding           Outstanding
---------------------------------------- --------------------- ---------------------- --------------------
30.01 - 40.00                                               3            $424,484.81                0.88%
40.01 - 50.00                                               7           1,380,589.16                 2.85
50.01 - 60.00                                               9           2,165,180.62                 4.46
60.01 - 70.00                                              14           3,198,949.03                  6.6
70.01 - 80.00                                             170          36,927,657.95                76.14
80.01 - 90.00                                              10           2,224,435.35                 4.59
90.01 - 100.00                                             10           2,176,031.19                 4.49
---------------------------------------- --------------------- ---------------------- --------------------
Total:                                                    223         $48,497,328.11              100.00%
======================================== ===================== ====================== ====================



                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
CREDIT SCORE:                                Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
601 - 620                                                   3             $419,550.00               0.87%
621 - 640                                                  15            2,959,812.94                 6.1
641 - 660                                                  19            3,660,011.20                7.55
661 - 680                                                  27            5,990,855.46               12.35
681 - 700                                                  47           10,676,499.03               22.01
701 - 720                                                  29            6,218,407.25               12.82
721 - 740                                                  27            5,853,945.56               12.07
741 - 760                                                  28            6,603,692.06               13.62
761 - 780                                                  17            3,887,304.87                8.02
781 - 800                                                   5              813,219.58                1.68
801 - 820                                                   6            1,414,030.16                2.92
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    223          $48,497,328.11             100.00%
========================================= ==================== ======================= ===================


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                       13
------------------------------------------------------------------------------

                                 EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE



                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
DOCUMENTATION:                              Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
Stated                                                    137          $29,755,660.24              61.36%
Full                                                       50           10,099,955.35               20.83
No Documentation                                           19            4,637,023.44                9.56
No Income/No Asset                                         10            2,217,567.78                4.57
No Ratio                                                    7            1,787,121.30                3.68
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    223          $48,497,328.11             100.00%
========================================= ==================== ======================= ===================


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
OCCUPANCY:                                  Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
Primary Home                                              199          $43,476,579.38              89.65%
Investment                                                 12            2,753,225.28                5.68
Second Home                                                12            2,267,523.45                4.68
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    223          $48,497,328.11             100.00%
========================================= ==================== ======================= ===================


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
PROPERTY TYPE:                               Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
Single Family                                             107          $22,854,206.75              47.12%
PUD                                                        74           16,260,195.54               33.53
Condo Low Rise                                             28            6,168,678.45               12.72
2 Family                                                   11            2,565,897.37                5.29
SF Attached                                                 1              310,000.00                0.64
Condo High Rise                                             1              178,350.00                0.37
4 Family                                                    1              160,000.00                0.33
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    223          $48,497,328.11             100.00%
========================================= ==================== ======================= ===================


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                       14
------------------------------------------------------------------------------

                                 EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE



                                                                                        % of Aggregate
                                              Number of          Principal Balance     Principal Balance
PURPOSE:                                    Mortgage Loans          Outstanding           Outstanding
---------------------------------------- --------------------- ---------------------- --------------------
Purchase                                                  158         $34,271,684.96               70.67%
Cash Out Refinance                                         50          11,560,641.48                23.84
Rate/Term Refinance                                        15           2,665,001.67                  5.5
---------------------------------------- --------------------- ---------------------- --------------------
Total:                                                    223         $48,497,328.11              100.00%
======================================== ===================== ====================== ====================


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
STATE (TOP10):                               Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
CA                                                         58          $14,976,441.57              30.88%
FL                                                         27            5,736,339.06               11.83
CO                                                         19            3,811,733.72                7.86
VA                                                         11            3,015,760.00                6.22
AZ                                                         12            2,403,503.44                4.96
NV                                                         10            2,296,375.00                4.74
NJ                                                          8            2,103,348.45                4.34
NY                                                          6            1,662,320.00                3.43
MD                                                          7            1,319,896.86                2.72
MN                                                          6            1,289,023.69                2.66
Other                                                      59            9,882,586.32               20.38
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    223          $48,497,328.11             100.00%
========================================= ==================== ======================= ===================


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                       15
------------------------------------------------------------------------------

                                 EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE



                                    Collateral Summary for Pool 2:
                                    ------------------------------


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
PRODUCT:                                    Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
3/27 ARM (Libor)                                           39          $20,186,972.35              49.34%
3/1 ARM                                                    31           15,521,733.62               37.94
3/1 ARM (Libor)                                            10            5,204,825.73               12.72
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                     80          $40,913,531.70             100.00%
========================================= ==================== ======================= ===================


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
PREPAYMENT PENALTY (YEARS):                  Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
0                                                          66          $33,920,531.70              82.91%
3                                                          14            6,993,000.00               17.09
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                     80          $40,913,531.70             100.00%
========================================= ==================== ======================= ===================


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
CURRENT BALANCE ($):                         Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
350,000.01 - 400,000.00                                    22           $8,371,808.72              20.46%
400,000.01 - 450,000.00                                    11            4,682,452.06               11.44
450,000.01 - 500,000.00                                    13            6,151,684.23               15.04
500,000.01 - 550,000.00                                    13            6,880,200.01               16.82
550,000.01 - 600,000.00                                     4            2,222,595.80                5.43
600,000.01 - 650,000.00                                     8            5,016,332.29               12.26
650,000.01 - 700,000.00                                     2            1,376,000.00                3.36
700,000.01 - 750,000.00                                     2            1,458,573.20                3.57
750,000.01 - 800,000.00                                     1              798,991.08                1.95
800,000.01 - 850,000.00                                     2            1,644,894.31                4.02
850,000.01 - 900,000.00                                     1              880,000.00                2.15
1,400,000.01 - 1,450,000.00                                 1            1,430,000.00                 3.5
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                     80          $40,913,531.70             100.00%
========================================= ==================== ======================= ===================


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                       16
------------------------------------------------------------------------------

                                 EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE



                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
MAXIMUM LOAN RATE (%):                       Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
9.501 - 10.000                                              1             $524,000.00               1.28%
10.001 - 10.500                                             3            1,191,441.09                2.91
10.501 - 11.000                                            14            8,026,868.94               19.62
11.001 - 11.500                                            30           15,018,736.75               36.71
11.501 - 12.000                                            22           11,730,399.53               28.67
12.001 - 12.500                                             7            3,141,677.39                7.68
12.501 - 13.000                                             2              898,000.00                2.19
13.501 - 14.000                                             1              382,408.00                0.93
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                     80          $40,913,531.70             100.00%
========================================= ==================== ======================= ===================



                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
FIRST RATE CAP (%):                          Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
2                                                          15           $7,930,475.67              19.38%
3                                                          40           19,586,974.21               47.87
6                                                          25           13,396,081.82               32.74
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                     80          $40,913,531.70             100.00%
========================================= ==================== ======================= ===================


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
PERIODIC RATE CAP (%):                       Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
1                                                          23          $11,382,290.06              27.82%
2                                                          57           29,531,241.64               72.18
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                     80          $40,913,531.70             100.00%
========================================= ==================== ======================= ===================



                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
GROSS COUPON (%):                            Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
 4.001 - 4.500                                              1             $396,000.00               0.97%
 4.501 - 5.000                                             13            7,862,264.28               19.22
 5.001 - 5.500                                             32           15,814,177.84               38.65
 5.501 - 6.000                                             24           12,419,004.19               30.35
 6.001 - 6.500                                              7            3,141,677.39                7.68
 6.501 - 7.000                                              2              898,000.00                2.19
 7.501 - 8.000                                              1              382,408.00                0.93
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                     80          $40,913,531.70             100.00%
========================================= ==================== ======================= ===================


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                       17
------------------------------------------------------------------------------

                                 EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE



                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
ORIGINAL TERM (months):                      Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
360                                                        80          $40,913,531.70             100.00%
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                     80          $40,913,531.70             100.00%
========================================= ==================== ======================= ===================


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
REMAINING TERM (months):                     Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
241 - 360                                                  80          $40,913,531.70             100.00%
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                     80          $40,913,531.70             100.00%
========================================= ==================== ======================= ===================



                                                                                        % of Aggregate
                                              Number of          Principal Balance     Principal Balance
ORIGINAL LTV (%):                           Mortgage Loans          Outstanding           Outstanding
---------------------------------------- --------------------- ---------------------- --------------------
30.01 - 40.00                                               1            $385,000.00                0.94%
40.01 - 50.00                                               5           3,269,064.28                 7.99
50.01 - 60.00                                               6           3,956,664.61                 9.67
60.01 - 70.00                                               7           3,159,396.89                 7.72
70.01 - 80.00                                              60          29,750,128.53                72.71
80.01 - 90.00                                               1             393,277.39                 0.96
---------------------------------------- --------------------- ---------------------- --------------------
Total:                                                     80         $40,913,531.70              100.00%
======================================== ===================== ====================== ====================




                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
CREDIT SCORE:                                Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
621 - 640                                                   5           $2,416,395.80               5.91%
641 - 660                                                   5            2,071,389.32                5.06
661 - 680                                                   9            4,571,000.00               11.17
681 - 700                                                   8            4,846,080.37               11.84
701 - 720                                                   5            2,686,800.00                6.57
721 - 740                                                  15            7,967,874.84               19.47
741 - 760                                                  13            6,084,827.39               14.87
761 - 780                                                  10            5,677,428.60               13.88
781 - 800                                                   7            3,374,032.72                8.25
801 - 820                                                   3            1,217,702.66                2.98
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                     80          $40,913,531.70             100.00%
========================================= ==================== ======================= ===================


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                       18
------------------------------------------------------------------------------

                                 EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE



                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
DOCUMENTATION:                              Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
Stated                                                     48          $25,112,760.13              61.38%
Full                                                       26           12,843,136.75               31.39
No Ratio                                                    4            1,838,561.62                4.49
No Income/No Asset                                          1              719,073.20                1.76
No Documentation                                            1              400,000.00                0.98
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                     80          $40,913,531.70             100.00%
========================================= ==================== ======================= ===================


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
OCCUPANCY:                                  Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
Primary Home                                               74          $37,748,931.69              92.27%
Investment                                                  4            2,061,000.01                5.04
Second Home                                                 2            1,103,600.00                 2.7
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                     80          $40,913,531.70             100.00%
========================================= ==================== ======================= ===================


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
PROPERTY TYPE:                               Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
Single Family                                              52          $26,835,314.77              65.59%
PUD                                                        20           10,244,336.60               25.04
Condo Low Rise                                              4            2,056,599.52                5.03
2 Family                                                    3            1,252,280.80                3.06
4 Family                                                    1              525,000.01                1.28
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                     80          $40,913,531.70             100.00%
========================================= ==================== ======================= ===================


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                       19
------------------------------------------------------------------------------

                                 EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE



                                                                                        % of Aggregate
                                              Number of          Principal Balance     Principal Balance
PURPOSE:                                    Mortgage Loans          Outstanding           Outstanding
---------------------------------------- --------------------- ---------------------- --------------------
Purchase                                                   49         $24,325,759.22               59.46%
Cash Out Refinance                                         22          11,595,111.53                28.34
Rate/Term Refinance                                         9           4,992,660.95                 12.2
---------------------------------------- --------------------- ---------------------- --------------------
Total:                                                     80         $40,913,531.70              100.00%
======================================== ===================== ====================== ====================


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
STATE (TOP 10):                              Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
CA                                                         43          $20,709,804.12              50.62%
FL                                                          8            4,399,009.68               10.75
MD                                                          6            2,777,849.09                6.79
NV                                                          4            2,532,719.87                6.19
VA                                                          5            2,512,300.00                6.14
WA                                                          3            2,018,573.20                4.93
MA                                                          3            1,326,684.66                3.24
CO                                                          1              798,991.08                1.95
AL                                                          1              696,000.00                 1.7
IL                                                          1              680,000.00                1.66
Other                                                       5            2,461,600.00                6.02
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                     80          $40,913,531.70             100.00%
========================================= ==================== ======================= ===================


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                       20
------------------------------------------------------------------------------

                                 EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE



                                    Collateral Summary for Pool 3:
                                    ------------------------------


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
PRODUCT:                                    Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
5/25 ARM (Libor)                                          365          $67,999,546.72              45.67%
5/1 ARM                                                   271           64,686,884.71               43.44
5/1 ARM (Libor)                                            82           16,208,886.35               10.89
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    718         $148,895,317.78             100.00%
========================================= ==================== ======================= ===================


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
PREPAYMENT PENALTY (YEARS):                  Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
0                                                         705         $145,562,485.95              97.76%
1                                                          13            3,332,831.83                2.24
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    718         $148,895,317.78             100.00%
========================================= ==================== ======================= ===================


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
CURRENT BALANCE ($):                         Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
0.01 - 50,000.00                                            8             $353,284.33               0.24%
50,000.01 - 100,000.00                                     61            5,060,129.21                3.40
100,000.01 - 150,000.00                                   142           18,086,459.05               12.15
150,000.01 - 200,000.00                                   144           25,065,203.20               16.83
200,000.01 - 250,000.00                                   129           28,845,382.35               19.37
250,000.01 - 300,000.00                                   116           31,842,102.23               21.39
300,000.01 - 350,000.00                                    90           29,126,048.99               19.56
350,000.01 - 400,000.00                                    25            8,971,526.42                6.03
400,000.01 - 450,000.00                                     1              416,000.00                0.28
450,000.01 - 500,000.00                                     1              479,182.00                0.32
600,000.01 - 650,000.00                                     1              650,000.00                0.44
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    718         $148,895,317.78             100.00%
========================================= ==================== ======================= ===================


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                       21
------------------------------------------------------------------------------

                                 EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE



                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
MAXIMUM LOAN RATE
(%):                                        Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
8.501 - 9.000                                               1             $288,000.00               0.19%
9.001 - 9.500                                               4              994,184.93                0.67
9.501 - 10.000                                             37            7,490,497.00                5.03
10.001 - 10.500                                            18            3,586,798.01                2.41
10.501 - 11.000                                            18            3,025,113.82                2.03
11.001 - 11.500                                           251           49,333,366.62               33.13
11.501 - 12.000                                           223           48,760,586.26               32.75
12.001 - 12.500                                            96           21,063,608.55               14.15
12.501 - 13.000                                            54           11,316,457.80                 7.6
13.001 - 13.500                                             8            1,943,144.17                1.31
13.501 - 14.000                                             7              994,622.28                0.67
14.501 - 15.000                                             1               98,938.34                0.07
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    718         $148,895,317.78             100.00%
========================================= ==================== ======================= ===================


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
FIRST RATE CAP (%):                          Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
2                                                           3              361,789.02                0.24
5                                                         698          144,917,746.04               97.33
6                                                          17            3,615,782.72                2.43
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    718         $148,895,317.78             100.00%
========================================= ==================== ======================= ===================


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
PERIODIC RATE CAP (%):                       Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
1                                                         348          $64,230,973.06              43.14%
2                                                         369           84,479,504.88               56.74
5                                                           1              184,839.84                0.12
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    718         $148,895,317.78             100.00%
========================================= ==================== ======================= ===================



GROSS COUPON (%):                           Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
3.501 - 4.000                                               1             $288,000.00               0.19%
4.001 - 4.500                                               4              994,184.93                0.67
4.501 - 5.000                                              40            7,852,286.02                5.27
5.001 - 5.500                                              68           17,040,296.18               11.44
5.501 - 6.000                                             152           35,966,025.54               24.16
6.001 - 6.500                                             297           56,943,477.00               38.24
6.501 - 7.000                                             140           26,774,343.32               17.98
7.001 - 7.500                                               8            1,943,144.17                1.31
7.501 - 8.000                                               7              994,622.28                0.67
8.501 - 9.000                                               1               98,938.34                0.07
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    718         $148,895,317.78             100.00%
========================================= ==================== ======================= ===================


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                       22
------------------------------------------------------------------------------

                                 EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE



                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
ORIGINAL TERM (months):                      Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
360                                                       718         $148,895,317.78             100.00%
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    718         $148,895,317.78             100.00%
========================================= ==================== ======================= ===================


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
REMAINING TERM (months):                     Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
241 - 360                                                 718         $148,895,317.78             100.00%
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    718         $148,895,317.78             100.00%
========================================= ==================== ======================= ===================



                                                                                        % of Aggregate
                                              Number of          Principal Balance     Principal Balance
ORIGINAL LTV (%):                           Mortgage Loans          Outstanding           Outstanding
---------------------------------------- --------------------- ---------------------- --------------------
10.01 - 20.00                                               1            $156,000.00                0.10%
20.01 - 30.00                                               4             620,000.00                 0.42
30.01 - 40.00                                               5             806,000.00                 0.54
40.01 - 50.00                                              11           2,290,004.16                 1.54
50.01 - 60.00                                              26           5,377,002.09                 3.61
60.01 - 70.00                                              60          12,265,436.43                 8.24
70.01 - 80.00                                             512         108,478,491.93                72.86
80.01 - 90.00                                              58          11,398,719.31                 7.66
90.01 - 100.00                                             41           7,503,663.86                 5.04
---------------------------------------- --------------------- ---------------------- --------------------
Total:                                                    718        $148,895,317.78              100.00%
======================================== ===================== ====================== ====================


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
CREDIT SCORE:                                Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
N/A                                                         2             $356,260.00               0.24%
601 - 620                                                   4              846,089.60                0.57
621 - 640                                                  54           11,255,709.80                7.56
641 - 660                                                  53           11,053,318.67                7.42
661 - 680                                                 122           25,979,377.77               17.45
681 - 700                                                 117           25,136,844.41               16.88
701 - 720                                                 113           24,016,979.34               16.13
721 - 740                                                  79           15,162,320.10               10.18
741 - 760                                                  77           15,460,562.02               10.38
761 - 780                                                  57           12,138,894.60                8.15
781 - 800                                                  33            6,261,511.30                4.21
801 - 820                                                   7            1,227,450.17                0.82
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    718         $148,895,317.78             100.00%
========================================= ==================== ======================= ===================


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                       23
------------------------------------------------------------------------------

                                 EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE



                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
DOCUMENTATION:                              Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
Stated                                                    331          $74,006,825.76              49.70%
Full                                                      173           31,835,043.73               21.38
No Income/No Asset                                        115           21,785,845.54               14.63
No Ratio                                                   48           11,213,426.56                7.53
No Documentation                                           51           10,054,176.19                6.75
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    718         $148,895,317.78             100.00%
========================================= ==================== ======================= ===================


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
OCCUPANCY:                                  Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
Primary Home                                              584         $124,415,688.81              83.56%
Investment                                                100           17,987,146.13               12.08
Second Home                                                34            6,492,482.84                4.36
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    718         $148,895,317.78             100.00%
========================================= ==================== ======================= ===================


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
PROPERTY TYPE:                               Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
Single Family                                             409          $82,182,070.56              55.19%
PUD                                                       179           39,127,631.11               26.28
Condo Low Rise                                             96           19,173,349.77               12.88
2 Family                                                   16            4,195,635.66                2.82
SF Attached                                                 9            1,820,867.82                1.22
Condo High Rise                                             5            1,170,011.74                0.79
4 Family                                                    2              846,000.00                0.57
3 Family                                                    2              379,751.12                0.26
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    718         $148,895,317.78             100.00%
========================================= ==================== ======================= ===================



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                       24
------------------------------------------------------------------------------

                                 EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE



                                                                                        % of Aggregate
                                              Number of          Principal Balance     Principal Balance
PURPOSE:                                    Mortgage Loans          Outstanding           Outstanding
---------------------------------------- --------------------- ---------------------- --------------------
Purchase                                                  455         $94,326,247.57               63.35%
Cash Out Refinance                                        193          40,603,562.58                27.27
Rate/Term Refinance                                        70          13,965,507.63                 9.38
---------------------------------------- --------------------- ---------------------- --------------------
Total:                                                    718        $148,895,317.78              100.00%
======================================== ===================== ====================== ====================


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
STATE (TOP 10):                              Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
CA                                                        131          $35,203,205.91              23.64%
FL                                                        100           19,415,072.44               13.04
VA                                                         35            9,363,074.56                6.29
MI                                                         51            8,406,997.77                5.65
GA                                                         52            7,990,645.30                5.37
AZ                                                         41            7,516,292.02                5.05
NV                                                         32            7,168,612.18                4.81
IL                                                         30            5,874,131.46                3.95
MD                                                         26            5,697,847.46                3.83
CO                                                         26            5,292,619.69                3.55
Other                                                     194           36,966,818.99               24.83
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    718         $148,895,317.78             100.00%
========================================= ==================== ======================= ===================


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                       25
------------------------------------------------------------------------------

                                 EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE



                                    Collateral Summary for Pool 4:
                                    ------------------------------


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
PRODUCT:                                    Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
5/25 ARM (Libor)                                          106          $52,628,611.01              40.69%
5/1 ARM                                                    77           40,975,854.48               31.68
5/1 ARM (Libor)                                            72           35,744,334.04               27.63
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    255         $129,348,799.53             100.00%
========================================= ==================== ======================= ===================


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
PREPAYMENT PENALTY (YEARS):                  Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
0                                                         248         $125,274,442.15              96.85%
1                                                           7            4,074,357.38                3.15
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    255         $129,348,799.53             100.00%
========================================= ==================== ======================= ===================



                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
CURRENT BALANCE ($):                         Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
350,000.01 - 400,000.00                                    48          $18,367,994.57              14.20%
400,000.01 - 450,000.00                                    51           21,784,218.97               16.84
450,000.01 - 500,000.00                                    54           25,933,814.51               20.05
500,000.01 - 550,000.00                                    26           13,641,695.09               10.55
550,000.01 - 600,000.00                                    34           19,490,148.70               15.07
600,000.01 - 650,000.00                                    22           14,109,113.00               10.91
650,000.01 - 700,000.00                                     4            2,690,475.00                2.08
700,000.01 - 750,000.00                                     5            3,683,300.00                2.85
750,000.01 - 800,000.00                                     2            1,578,000.00                1.22
800,000.01 - 850,000.00                                     3            2,511,875.00                1.94
850,000.01 - 900,000.00                                     3            2,635,000.00                2.04
900,000.01 - 950,000.00                                     1              923,164.69                0.71
950,000.01 - 1,000,000.00                                   2            2,000,000.00                1.55
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    255         $129,348,799.53             100.00%
========================================= ==================== ======================= ===================


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                       26
------------------------------------------------------------------------------

                                 EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE



                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
MAXIMUM LOAN RATE (%):                       Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
9.501 - 10.000                                              1             $456,000.00               0.35%
10.001 - 10.500                                            38           19,653,376.24               15.19
10.501 - 11.000                                            70           35,302,876.86               27.29
11.001 - 11.500                                            49           23,964,155.66               18.53
11.501 - 12.000                                            48           24,301,505.98               18.79
12.001 - 12.500                                            31           16,804,330.63               12.99
12.501 - 13.000                                            15            7,622,020.00                5.89
13.001 - 13.500                                             3            1,244,534.16                0.96
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    255         $129,348,799.53             100.00%
========================================= ==================== ======================= ===================


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
FIRST RATE CAP (%):                          Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
2                                                           1             $441,000.00               0.34%
5                                                         232          116,480,149.70               90.05
6                                                          22           12,427,649.83                9.61
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    255         $129,348,799.53             100.00%
========================================= ==================== ======================= ===================



                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
PERIODIC RATE CAP (%):                       Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
1                                                          87          $41,768,711.18              32.29%
2                                                         168           87,580,088.35               67.71
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    255         $129,348,799.53             100.00%
========================================= ==================== ======================= ===================



GROSS COUPON (%):                            Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
3.501 - 4.000                                               1             $456,000.00               0.35%
4.501 - 5.000                                               9            6,011,000.00                4.65
5.001 - 5.500                                              56           29,121,899.78               22.51
5.501 - 6.000                                              95           47,313,492.84               36.58
6.001 - 6.500                                              61           30,936,862.75               23.92
6.501 - 7.000                                              29           13,901,910.00               10.75
7.001 - 7.500                                               4            1,607,634.16                1.24
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    255         $129,348,799.53             100.00%
========================================= ==================== ======================= ===================


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                       27
------------------------------------------------------------------------------

                                 EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE



                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
ORIGINAL TERM (months):                      Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
360                                                       255         $129,348,799.53             100.00%
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    255         $129,348,799.53             100.00%
========================================= ==================== ======================= ===================


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
REMAINING TERM (months):                     Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
241 - 360                                                 255         $129,348,799.53             100.00%
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    255         $129,348,799.53             100.00%
========================================= ==================== ======================= ===================



                                                                                        % of Aggregate
                                              Number of          Principal Balance     Principal Balance
ORIGINAL LTV (%):                           Mortgage Loans          Outstanding           Outstanding
---------------------------------------- --------------------- ---------------------- --------------------
20.01 - 30.00                                               1          $1,000,000.00                0.77%
30.01 - 40.00                                               2           1,007,597.21                 0.78
40.01 - 50.00                                               7           3,756,950.00                  2.9
50.01 - 60.00                                              14           7,901,903.64                 6.11
60.01 - 70.00                                              49          26,376,132.46                20.39
70.01 - 80.00                                             173          85,583,482.06                66.16
80.01 - 90.00                                               8           3,342,734.16                 2.58
90.01 - 100.00                                              1             380,000.00                 0.29
---------------------------------------- --------------------- ---------------------- --------------------
Total:                                                    255        $129,348,799.53              100.00%
======================================== ===================== ====================== ====================



                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
CREDIT SCORE:                                Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
601 - 620                                                   1             $411,520.00               0.32%
621 - 640                                                   5            2,947,500.00                2.28
641 - 660                                                  19            9,664,655.60                7.47
661 - 680                                                  37           19,658,273.52                15.2
681 - 700                                                  35           16,955,097.71               13.11
701 - 720                                                  36           18,025,164.54               13.94
721 - 740                                                  32           16,091,417.26               12.44
741 - 760                                                  32           15,149,801.39               11.71
761 - 780                                                  30           15,421,637.21               11.92
781 - 800                                                  20           10,569,782.30                8.17
801 - 820                                                   8            4,453,950.00                3.44
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    255         $129,348,799.53             100.00%
========================================= ==================== ======================= ===================


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                       28
------------------------------------------------------------------------------

                                 EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE



                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
DOCUMENTATION:                              Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
Stated                                                    129          $65,523,947.19              50.66%
Full                                                       74           36,447,967.80               28.18
No Ratio                                                   20           11,221,852.06                8.68
No Documentation                                           18            9,163,783.00                7.08
No Income/No Asset                                         14            6,991,249.48                 5.4
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    255         $129,348,799.53             100.00%
========================================= ==================== ======================= ===================


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
OCCUPANCY:                                  Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
Primary Home                                              229         $116,081,681.42              89.74%
Investment                                                 15            7,606,113.95                5.88
Second Home                                                11            5,661,004.16                4.38
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    255         $129,348,799.53             100.00%
========================================= ==================== ======================= ===================


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
PROPERTY TYPE:                               Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
Single Family                                             145          $73,565,701.63              56.87%
PUD                                                        78           39,592,143.76               30.61
Condo Low Rise                                             16            7,486,525.00                5.79
2 Family                                                   11            6,187,359.23                4.78
Condo High Rise                                             3            1,325,000.00                1.02
SF Attached                                                 1              750,000.00                0.58
3 Family                                                    1              442,069.91                0.34
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    255         $129,348,799.53             100.00%
========================================= ==================== ======================= ===================


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                       29
------------------------------------------------------------------------------

                                 EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE



                                                                                        % of Aggregate
                                              Number of          Principal Balance     Principal Balance
PURPOSE:                                    Mortgage Loans          Outstanding           Outstanding
---------------------------------------- --------------------- ---------------------- --------------------
Purchase                                                  143         $70,394,177.01               54.42%
Cash Out Refinance                                         82          42,747,067.93                33.05
Rate/Term Refinance                                        30          16,207,554.59                12.53
---------------------------------------- --------------------- ---------------------- --------------------
Total:                                                    255        $129,348,799.53              100.00%
======================================== ===================== ====================== ====================


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
STATE (TOP 10):                              Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
CA                                                        123          $63,718,183.36              49.26%
MD                                                         19            8,401,400.00                6.50
VA                                                         16            7,968,769.48                6.16
MA                                                         12            6,202,679.14                 4.8
FL                                                         12            6,061,720.00                4.69
AZ                                                          9            4,449,331.43                3.44
SC                                                          7            4,156,750.00                3.21
NY                                                          8            4,026,950.00                3.11
MI                                                          7            3,535,750.00                2.73
IL                                                          6            3,203,000.00                2.48
Other                                                      36           17,624,266.12               13.63
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    255         $129,348,799.53             100.00%
========================================= ==================== ======================= ===================


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                       30
------------------------------------------------------------------------------

                                 EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE



                                   Collateral Summary for Pool 5:
                                   ------------------------------


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
PRODUCT:                                    Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
5/25 ARM (Libor)                                           55          $14,577,458.25              27.43%
5/1 ARM                                                   142           38,563,574.43               72.57
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    197          $53,141,032.68             100.00%
========================================= ==================== ======================= ===================


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
PREPAYMENT PENALTY (YEARS):                  Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
3                                                         197          $53,141,032.68             100.00%
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    197          $53,141,032.68             100.00%
========================================= ==================== ======================= ===================



                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
CURRENT BALANCE ($):                         Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
50,000.01 - 100,000.00                                     13           $1,060,027.53               1.99%
100,000.01 - 150,000.00                                    28            3,631,220.63                6.83
150,000.01 - 200,000.00                                    31            5,392,979.22               10.15
200,000.01 - 250,000.00                                    30            6,647,299.99               12.51
250,000.01 - 300,000.00                                    30            8,303,621.25               15.63
300,000.01 - 350,000.00                                    21            6,884,936.79               12.96
350,000.01 - 400,000.00                                    11            4,035,463.61                7.59
400,000.01 - 450,000.00                                    14            5,938,140.66               11.17
450,000.01 - 500,000.00                                     6            2,870,600.00                 5.4
500,000.01 - 550,000.00                                     5            2,674,300.00                5.03
550,000.01 - 600,000.00                                     3            1,716,600.00                3.23
600,000.01 - 650,000.00                                     1              640,844.00                1.21
650,000.01 - 700,000.00                                     1              675,000.00                1.27
700,000.01 - 750,000.00                                     1              720,000.00                1.35
900,000.01 - 950,000.00                                     1              949,999.00                1.79
950,000.01 - 1,000,000.00                                   1            1,000,000.00                1.88
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    197          $53,141,032.68             100.00%
========================================= ==================== ======================= ===================


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                       31
------------------------------------------------------------------------------

                                 EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE



                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
MAXIMUM LOAN RATE (%):                       Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
10.001 - 10.500                                             2             $535,000.00               1.01%
10.501 - 11.000                                             6            2,756,799.00                5.19
11.001 - 11.500                                            44           12,683,276.65               23.87
11.501 - 12.000                                            83           22,310,567.97               41.98
12.001 - 12.500                                            38            9,360,639.47               17.61
12.501 - 13.000                                            17            4,258,201.59                8.01
13.001 - 13.500                                             6            1,180,898.00                2.22
14.001 - 14.500                                             1               55,650.00                 0.1
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    197          $53,141,032.68             100.00%
========================================= ==================== ======================= ===================


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
FIRST RATE CAP (%):                          Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
5                                                         197          $53,141,032.68             100.00%
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    197          $53,141,032.68             100.00%
========================================= ==================== ======================= ===================


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
PERIODIC RATE CAP (%):                       Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
1                                                          55          $14,577,458.25              27.43%
2                                                         142           38,563,574.43               72.57
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    197          $53,141,032.68             100.00%
========================================= ==================== ======================= ===================




GROSS COUPON (%):                            Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
4.001 - 4.500                                               2             $535,000.00               1.01%
4.501 - 5.000                                               6            2,756,799.00                5.19
5.001 - 5.500                                              44           12,683,276.65               23.87
5.501 - 6.000                                              83           22,310,567.97               41.98
6.001 - 6.500                                              38            9,360,639.47               17.61
6.501 - 7.000                                              17            4,258,201.59                8.01
7.001 - 7.500                                               6            1,180,898.00                2.22
8.001 - 8.500                                               1               55,650.00                0.10
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    197          $53,141,032.68             100.00%
========================================= ==================== ======================= ===================



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                       32
------------------------------------------------------------------------------

                                 EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE



                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
ORIGINAL TERM (months):                      Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
360                                                       197          $53,141,032.68             100.00%
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    197          $53,141,032.68             100.00%
========================================= ==================== ======================= ===================


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
REMAINING TERM (months):                     Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
241 - 360                                                 197          $53,141,032.68             100.00%
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    197          $53,141,032.68             100.00%
========================================= ==================== ======================= ===================


                                                                                        % of Aggregate
                                              Number of          Principal Balance     Principal Balance
ORIGINAL LTV (%):                           Mortgage Loans          Outstanding           Outstanding
---------------------------------------- --------------------- ---------------------- --------------------
30.01 - 40.00                                               2            $391,898.04                0.74%
40.01 - 50.00                                               1             449,000.00                 0.84
50.01 - 60.00                                               9           2,112,627.00                 3.98
60.01 - 70.00                                              20           6,506,152.61                12.24
70.01 - 80.00                                             160          42,358,855.03                79.71
80.01 - 90.00                                               4           1,047,000.00                 1.97
90.01 - 100.00                                              1             275,500.00                 0.52
---------------------------------------- --------------------- ---------------------- --------------------
Total:                                                    197         $53,141,032.68              100.00%
======================================== ===================== ====================== ====================



                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
CREDIT SCORE:                                Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
N/A                                                         1             $209,250.00               0.39%
601 - 620                                                   1              144,000.00                0.27
621 - 640                                                  11            3,078,285.61                5.79
641 - 660                                                  20            5,635,446.00                10.6
661 - 680                                                  36            9,796,228.18               18.43
681 - 700                                                  34            8,511,740.00               16.02
701 - 720                                                  20            5,339,806.04               10.05
721 - 740                                                  25            6,659,359.90               12.53
741 - 760                                                  24            6,714,036.58               12.63
761 - 780                                                  17            5,235,280.37                9.85
781 - 800                                                   5            1,276,000.00                 2.4
801 - 820                                                   3              541,600.00                1.02
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    197          $53,141,032.68             100.00%
========================================= ==================== ======================= ===================


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                       33
------------------------------------------------------------------------------

                                 EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE



                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
DOCUMENTATION:                              Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
Stated                                                    113          $33,140,171.92              62.36%
Full                                                       57           13,219,636.41               24.88
No Documentation                                           17            4,651,306.32                8.75
No Income/No Asset                                          6            1,108,518.03                2.09
No Ratio                                                    4            1,021,400.00                1.92
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    197          $53,141,032.68             100.00%
========================================= ==================== ======================= ===================


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
OCCUPANCY:                                  Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
Primary Home                                              173          $47,734,184.09              89.83%
Investment                                                 17            3,530,454.59                6.64
Second Home                                                 7            1,876,394.00                3.53
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    197          $53,141,032.68             100.00%
========================================= ==================== ======================= ===================


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
PROPERTY TYPE:                               Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
Single Family                                              87          $24,664,314.66              46.41%
PUD                                                        62           16,544,484.34               31.13
Condo Low Rise                                             30            6,987,798.09               13.15
2 Family                                                   10            3,004,200.00                5.65
4 Family                                                    2              822,779.59                1.55
Condo High Rise                                             4              811,406.00                1.53
SF Attached                                                 2              306,050.00                0.58
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    197          $53,141,032.68             100.00%
========================================= ==================== ======================= ===================



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                       34
------------------------------------------------------------------------------

                                 EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE



                                                                                        % of Aggregate
                                              Number of          Principal Balance     Principal Balance
PURPOSE:                                    Mortgage Loans          Outstanding           Outstanding
---------------------------------------- --------------------- ---------------------- --------------------
Purchase                                                  120         $30,622,756.29               57.63%
Cash Out Refinance                                         60          17,805,783.10                33.51
Rate/Term Refinance                                        17           4,712,493.29                 8.87
---------------------------------------- --------------------- ---------------------- --------------------
Total:                                                    197         $53,141,032.68              100.00%
======================================== ===================== ====================== ====================


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
STATE (TOP 10):                              Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
CA                                                         70          $24,302,005.62              45.73%
FL                                                         30            7,560,055.55               14.23
CO                                                         10            2,331,997.99                4.39
NV                                                          7            2,320,656.00                4.37
AZ                                                         10            1,837,870.00                3.46
VA                                                          7            1,791,540.66                3.37
GA                                                          9            1,323,513.65                2.49
MD                                                          5            1,145,550.00                2.16
WA                                                          7            1,112,878.68                2.09
MN                                                          5            1,086,140.06                2.04
Other                                                      37            8,328,824.47               15.67
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    197          $53,141,032.68             100.00%
========================================= ==================== ======================= ===================



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                       35
------------------------------------------------------------------------------

                                 EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE



                                      Collateral Summary for Pool 6:
                                      ------------------------------


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
PRODUCT:                                    Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
7/23 ARM (Libor)                                          243          $64,538,134.06              91.55%
7/1 ARM (Libor)                                            15            5,958,153.69                8.45
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    258          $70,496,287.75             100.00%
========================================= ==================== ======================= ===================


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
PREPAYMENT PENALTY (YEARS):                  Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
0                                                         158          $42,974,395.37              60.96%
1                                                           5            2,240,250.00                3.18
2                                                           1              487,000.00                0.69
3                                                          94           24,794,642.38               35.17
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    258          $70,496,287.75             100.00%
========================================= ==================== ======================= ===================


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
CURRENT BALANCE ($):                         Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
0.01 - 50,000.00                                            1              $47,964.38               0.07%
50,000.01 - 100,000.00                                      8              664,360.32                0.94
100,000.01 - 150,000.00                                    43            5,570,860.92                 7.9
150,000.01 - 200,000.00                                    48            8,297,383.50               11.77
200,000.01 - 250,000.00                                    41            8,975,586.05               12.73
250,000.01 - 300,000.00                                    29            7,870,338.97               11.16
300,000.01 - 350,000.00                                    32           10,524,324.17               14.93
350,000.01 - 400,000.00                                    18            6,748,697.00                9.57
400,000.01 - 450,000.00                                     6            2,568,997.03                3.64
450,000.01 - 500,000.00                                     9            4,349,256.64                6.17
500,000.01 - 550,000.00                                     7            3,694,499.77                5.24
550,000.01 - 600,000.00                                     7            4,040,750.00                5.73
600,000.01 - 650,000.00                                     3            1,945,920.00                2.76
650,000.01 - 700,000.00                                     1              675,000.00                0.96
750,000.01 - 800,000.00                                     1              784,000.00                1.11
800,000.01 - 850,000.00                                     1              820,000.00                1.16
900,000.01 - 950,000.00                                     1              918,400.00                 1.3
950,000.01 - 1,000,000.00                                   2            1,999,949.00                2.84
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    258          $70,496,287.75             100.00%
========================================= ==================== ======================= ===================


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                       36
------------------------------------------------------------------------------

                                 EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE




                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
MAXIMUM LOAN RATE (%):                       Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
9.001 - 9.500                                               3             $453,050.00               0.64%
9.501 - 10.000                                             12            3,824,693.49                5.43
10.001 - 10.500                                             5            1,782,020.00                2.53
10.501 - 11.000                                            51           14,215,239.64               20.16
11.001 - 11.500                                            61           18,931,240.74               26.85
11.501 - 12.000                                            57           15,933,093.02                22.6
12.001 - 12.500                                            41            9,224,245.53               13.08
12.501 - 13.000                                            20            4,337,666.95                6.15
13.001 - 13.500                                             6            1,480,838.38                2.10
13.501 - 14.000                                             2              314,200.00                0.45
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    258          $70,496,287.75             100.00%
========================================= ==================== ======================= ===================


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
FIRST RATE CAP (%):                          Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
5                                                         255          $69,499,079.74              98.59%
6                                                           3              997,208.01                1.41
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    258          $70,496,287.75             100.00%
========================================= ==================== ======================= ===================


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
PERIODIC RATE CAP (%):                       Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
1                                                         236          $60,163,576.05              85.34%
2                                                          22           10,332,711.70               14.66
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    258          $70,496,287.75             100.00%
========================================= ==================== ======================= ===================



GROSS COUPON (%):                            Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
3.001 - 3.500                                               1             $170,000.00               0.24%
3.501 - 4.000                                               2              199,600.00                0.28
4.001 - 4.500                                               5            1,303,470.00                1.85
4.501 - 5.000                                              23            7,930,393.49               11.25
5.001 - 5.500                                              50           16,703,565.74               23.69
5.501 - 6.000                                              94           25,023,032.66                35.5
6.001 - 6.500                                              54           12,213,520.53               17.33
6.501 - 7.000                                              21            5,157,666.95                7.32
7.001 - 7.500                                               6            1,480,838.38                2.10
7.501 - 8.000                                               2              314,200.00                0.45
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    258          $70,496,287.75             100.00%
========================================= ==================== ======================= ===================


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                       37
------------------------------------------------------------------------------

                                 EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE




                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
ORIGINAL TERM (months):                      Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
360                                                       258          $70,496,287.75             100.00%
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    258          $70,496,287.75             100.00%
========================================= ==================== ======================= ===================


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
REMAINING TERM (months):                     Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
241 - 360                                                 258          $70,496,287.75             100.00%
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    258          $70,496,287.75             100.00%
========================================= ==================== ======================= ===================



                                                                                        % of Aggregate
                                              Number of          Principal Balance     Principal Balance
ORIGINAL LTV (%):                           Mortgage Loans          Outstanding           Outstanding
---------------------------------------- --------------------- ---------------------- --------------------
20.01 - 30.00                                               4            $907,000.00                1.29%
30.01 - 40.00                                               3             951,500.00                 1.35
40.01 - 50.00                                               8           3,064,497.03                 4.35
50.01 - 60.00                                               8           2,061,616.64                 2.92
60.01 - 70.00                                              31          10,291,845.90                 14.6
70.01 - 80.00                                             185          48,834,253.22                69.27
80.01 - 90.00                                              18           4,211,011.96                 5.97
90.01 - 100.00                                              1             174,563.00                 0.25
---------------------------------------- --------------------- ---------------------- --------------------
Total:                                                    258         $70,496,287.75              100.00%
======================================== ===================== ====================== ====================



                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
CREDIT SCORE:                                Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
601 - 620                                                   2             $445,600.00               0.63%
621 - 640                                                  14            2,949,004.70                4.18
641 - 660                                                  25            6,512,577.73                9.24
661 - 680                                                  35            9,213,067.53               13.07
681 - 700                                                  23            5,818,153.00                8.25
701 - 720                                                  37            9,258,835.16               13.13
721 - 740                                                  35            9,321,328.49               13.22
741 - 760                                                  36           10,063,236.00               14.27
761 - 780                                                  25            8,775,053.14               12.45
781 - 800                                                  22            7,370,632.00               10.46
801 - 820                                                   4              768,800.00                1.09
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    258          $70,496,287.75             100.00%
========================================= ==================== ======================= ===================



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                       38
------------------------------------------------------------------------------

                                 EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE




                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
DOCUMENTATION:                              Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
Stated                                                    113          $36,101,114.58              51.21%
Full                                                      122           27,952,570.15               39.65
No Documentation                                           17            4,150,662.99                5.89
No Income/No Asset                                          3            1,210,000.00                1.72
No Ratio                                                    3            1,081,940.03                1.53
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    258          $70,496,287.75             100.00%
========================================= ==================== ======================= ===================


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
OCCUPANCY:                                  Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
Primary Home                                              235          $64,834,147.12              91.97%
Second Home                                                13            2,911,740.99                4.13
Investment                                                 10            2,750,399.64                 3.9
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    258          $70,496,287.75             100.00%
========================================= ==================== ======================= ===================


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
PROPERTY TYPE:                               Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
Single Family                                             148          $41,099,498.70              58.30%
PUD                                                        67           19,321,584.54               27.41
Condo Low Rise                                             30            6,232,604.51                8.84
2 Family                                                    4            1,474,800.00                2.09
Condo High Rise                                             4            1,091,500.00                1.55
SF Attached                                                 4              701,050.00                0.99
4 Family                                                    1              575,250.00                0.82
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    258          $70,496,287.75             100.00%
========================================= ==================== ======================= ===================



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                       39
------------------------------------------------------------------------------

                                 EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE




                                                                                        % of Aggregate
                                              Number of          Principal Balance     Principal Balance
PURPOSE:                                    Mortgage Loans          Outstanding           Outstanding
---------------------------------------- --------------------- ---------------------- --------------------
Purchase                                                  133         $35,647,961.28               50.57%
Rate/Term Refinance                                        72          17,567,509.12                24.92
Cash Out Refinance                                         53          17,280,817.35                24.51
---------------------------------------- --------------------- ---------------------- --------------------
Total:                                                    258         $70,496,287.75              100.00%
======================================== ===================== ====================== ====================


                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
STATE (TOP 10):                              Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
CA                                                         72          $28,057,898.68              39.80%
FL                                                         29            6,600,709.00                9.36
CO                                                         22            4,958,471.40                7.03
VA                                                         12            4,541,035.64                6.44
MI                                                         18            3,326,393.03                4.72
AZ                                                          9            2,149,900.00                3.05
GA                                                         10            2,058,233.00                2.92
OR                                                          7            1,781,319.77                2.53
NY                                                          5            1,709,720.00                2.43
OH                                                          7            1,459,298.82                2.07
Other                                                      67           13,853,308.41               19.65
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    258          $70,496,287.75             100.00%
========================================= ==================== ======================= ===================


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                       40
------------------------------------------------------------------------------

                                 EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE


Aggregate Collateral Summary

--------------------------------------------------------------------------------------------------------------------
ARM                                                                  Combined LTV
Full Doc          --------------------------------------------------------------------------------------------------
FICO Range         0% - 60%     60.1% - 70%      70.1% - 75%      75.1% - 79%      79.1% - 80%      80.1% - 90%
--------------------------------------------------------------------------------------------------------------------
620-659              0.08%         0.00%            0.00%            0.00%            0.21%            0.00%
660-699              0.00%         0.48%            0.05%            0.03%            0.35%            0.24%
700-740              0.02%         0.05%            0.00%            0.00%            0.18%            0.11%
740+                 0.44%         0.07%            0.33%            0.11%            0.18%            0.00%
--------------------------------------------------------------------------------------------------------------------


------------------------------------------------
ARM
Full Doc           -----------------------------
FICO Range         90.1%-95%       95.1%+
------------------------------------------------
620-659             0.00%          0.11%
660-699             0.10%          0.04%
700-740             0.02%          0.03%
740+                0.13%          0.18%
------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
ARM                                                                  Combined LTV
Not Full Doc       ------------------------------------------------------------------------------------------------
FICO Range         0% - 60%     60.1% - 70%      70.1% - 75%      75.1% - 79%      79.1% - 80%      80.1% - 90%
-------------------------------------------------------------------------------------------------------------------
Less than 560        0.00%         0.00%            0.00%            0.00%            0.00%            0.00%
620-659              0.38%         0.15%            0.36%            0.07%            0.66%            0.10%
660-699              0.35%         0.58%            0.14%            0.28%            0.54%            0.37%
700-740              0.17%         0.23%            0.12%            0.14%            0.41%            0.34%
740+                 0.66%         0.18%            0.03%            0.12%            0.53%            0.22%
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------
ARM
Not Full Doc       ------------------------
FICO Range          90.1%-95%     95.1%+
-------------------------------------------
Less than 560          0.00%       0.00%
620-659                0.00%       0.10%
660-699                0.30%       0.27%
700-740                0.14%       0.33%
740+                   0.18%       0.27%
-------------------------------------------


-------------------------------------------------------------------------------------------------------------------
IO                                                                   Combined LTV
Full Doc           ------------------------------------------------------------------------------------------------
FICO Range          0% - 60%    60.1% - 70%      70.1% - 75%      75.1% - 79%      79.1% - 80%      80.1% - 90%
-------------------------------------------------------------------------------------------------------------------
620-659              0.05%         0.22%            0.20%            0.17%            0.97%            0.50%
660-699              0.19%         0.32%            0.19%            0.30%            0.58%            0.66%
700-740              0.07%         0.49%            0.33%            0.22%            0.47%            0.57%
740+                 0.41%         0.97%            0.61%            0.66%            1.37%            1.19%
-------------------------------------------------------------------------------------------------------------------


-----------------------------------------------
IO
Full Doc           ----------------------------
FICO Range          90.1%-95%        95.1%+
-----------------------------------------------
620-659                0.25%         0.73%
660-699                1.08%         2.14%
700-740                0.34%         3.44%
740+                   0.65%         3.08%
-----------------------------------------------



-------------------------------------------------------------------------------------------------------------------
IO                                                                   Combined LTV
Not Full Doc        -----------------------------------------------------------------------------------------------
FICO Range          0% - 60%    60.1% - 70%      70.1% - 75%      75.1% - 79%      79.1% - 80%      80.1% - 90%
-------------------------------------------------------------------------------------------------------------------
620-659              1.12%         1.47%            0.37%            0.44%            2.06%            1.01%
660-699              1.67%         2.68%            0.67%            0.43%            4.59%            3.18%
700-740              0.79%         1.99%            1.03%            0.64%            3.34%            3.22%
740+                 1.93%         1.56%            1.66%            0.33%            4.39%            1.93%
-------------------------------------------------------------------------------------------------------------------


----------------------------------------
IO
Not Full Doc    ------------------------
FICO Range       90.1%-95%        95.1%+
----------------------------------------
620-659             0.68%         0.45%
660-699             1.98%         5.07%
700-740             1.33%         5.67%
740+                1.71%         4.86%
----------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document'). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                      1
------------------------------------------------------------------------------

                                 EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE


Group 3 Collateral Summary

----------------------------------------------------------------------------------------------------------------------------------
ARM                                                                                Combined LTV
Full Doc             -------------------------------------------------------------------------------------------------------------
FICO Range           0% - 60%         60.1% - 70%          70.1% - 75%     75.1% - 79%          79.1% - 80%       80.1% - 90%
----------------------------------------------------------------------------------------------------------------------------------
620-659                0.00%            0.00%                0.00%           0.00%                 0.00%             0.00%
660-699                0.00%            0.23%                0.18%           0.08%                 0.21%             0.07%
700-740                0.08%            0.17%                0.00%           0.00%                 0.34%             0.00%
740+                   0.11%            0.00%                0.00%           0.00%                 0.30%             0.00%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------
ARM
Full Doc             -------------------------
FICO Range           90.1% - 95%        95.1%+
----------------------------------------------
620-659                 0.00%            0.15%
660-699                 0.00%            0.00%
700-740                 0.07%            0.00%
740+                    0.33%            0.00%
----------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
ARM                                                                          Combined LTV
Not Full Doc         --------------------------------------------------------------------------------------------------------------
FICO Range           0% - 60%         60.1% - 70%          70.1% - 75%     75.1% - 79%           79.1% - 80%       80.1% - 90%
-----------------------------------------------------------------------------------------------------------------------------------
Less than 560          0.00%            0.00%                0.00%           0.00%                 0.00%             0.00%
620-659                0.17%            0.14%                0.23%           0.00%                 0.72%             0.00%
660-699                0.26%            0.12%                0.14%           0.00%                 0.71%             0.69%
700-740                0.17%            0.27%                0.20%           0.21%                 0.62%             0.37%
740+                   0.05%            0.00%                0.10%           0.17%                 0.35%             0.10%
-----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------
ARM
Not Full Doc         ------------------------
FICO Range           90.1%-95%        95.1%+
---------------------------------------------
Less than 560          0.00%            0.00%
620-659                0.00%            0.06%
660-699                0.23%            0.21%
700-740                0.24%            0.08%
740+                   0.38%            0.00%
---------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
IO                                                                           Combined LTV
Full Doc             --------------------------------------------------------------------------------------------------------------
FICO Range           0% - 60%         60.1% - 70%          70.1% - 75%     75.1% - 79%           79.1% - 80%       80.1% - 90%
-----------------------------------------------------------------------------------------------------------------------------------
620-659                0.00%            0.12%                0.47%           0.13%                 0.63%             0.48%
660-699                0.00%            0.00%                0.00%           0.22%                 0.63%             0.51%
700-740                0.22%            0.19%                0.27%           0.00%                 0.33%             0.11%
740+                   0.00%            0.20%                0.09%           0.18%                 0.87%             0.18%
-----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------
IO
Full Doc             ------------------------
FICO Range           90.1%-95%        95.1%+
---------------------------------------------
620-659                0.11%            0.82%
660-699                1.21%            3.25%
700-740                0.07%            3.74%
740+                   0.32%            3.72%
---------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
IO                                                                           Combined LTV
Not Full Doc         --------------------------------------------------------------------------------------------------------------
FICO Range           0% - 60%         60.1% - 70%          70.1% - 75%     75.1% - 79%           79.1% - 80%       80.1% - 90%
-----------------------------------------------------------------------------------------------------------------------------------
620-659                1.72%            1.86%                0.46%           0.69%                 3.29%             1.38%
660-699                0.86%            2.28%                0.50%           1.18%                 5.13%             4.60%
700-740                0.83%            1.00%                1.43%           0.74%                 3.60%             2.96%
740+                   1.44%            0.61%                1.06%           0.11%                 4.37%             2.08%
-----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------
IO
Not Full Doc         ------------------------
FICO Range           90.1%-95%        95.1%+
---------------------------------------------
620-659                1.14%            0.56%
660-699                2.70%            7.27%
700-740                1.42%            7.46%
740+                   1.78%            4.87%
---------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document'). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                      2
------------------------------------------------------------------------------

                                 EXTERNAL USE
LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE


------------------------------------------------
Counterparty
------------------------------------------------
Underwriter                     Lehman Brothers
Issuer                          IndyMac
Depositor                       IndyMac
Seller                          IndyMac
Aggregator                      Indymac
Re Provider                     IndyMac
Master Servicer                 IndyMac
Trustee                         Deutsche Bank
MI Provider                     N/A
Monoline                        N/A
Credit Manager                  N/A
Federal Tax Status              REMIC
------------------------------------------------



----------------------------------------------------------------
Originators                      Group (%)         Total (%)
----------------------------------------------------------------
Indymac Bank                     100.00%            100.00%
----------------------------------------------------------------



----------------------------------------------------------------
Servicers                        Group (%)          Total (%)
----------------------------------------------------------------
Indymac Bank                    100.00(degree)%    100.00%
----------------------------------------------------------------



----------------------------------------------------------------
FICO                             AGG UPB            AGG (%)
----------------------------------------------------------------
<= 499                           $565,510.00        0.12
620-639                       $24,406,438.07        4.97
640-659                       $39,030,270.51        7.94
660-679                       $72,247,653.53       14.71
680-699                       $74,354,463.90       15.13
700-719                       $65,234,585.58       13.28
720-739                       $63,201,396.01       12.86
740-759                       $58,084,188.19       11.82
760-779                       $52,865,520.69       10.76
780-799                       $30,803,066.52        6.27
>= 800                        $10,499,204.55        2.14
----------------------------------------------------------------



----------------------------------------------------------------
Collateral Info                  Group             TOTAL
----------------------------------------------------------------
Gross WAC                        6.098%            5.900%
WA CLTV                          85.84%            83.24%
CLTV >80%                        55.74%            49.28%
CLTV >90%                        42.19%            35.62%
CLTV >95%                        32.20%            26.75%
LB <$50,000                       0.24%             0.09%
LB $50k-$100k                     3.33%             1.56%
LB $100k-$150k                   11.91%             6.17%
WA FICO                           705.0               712
<560 FICO                         0.24%             0.12%
560 - 600 FICO                    0.00%             0.00%
SF / TH / PUD                    82.70%             84.71
2-4 Family                        3.64%             4.57%
Condo                            13.66%            10.72%
Manufactured Housing (MH)         0.00%             0.00%
Other                             0.00%             0.00%
Primary                          83.56%            88.40%
Second                            4.36%             4.13%
Investment                       12.08%             7.47%
Full / Alt                       21.38%            26.95%
Stated / Limited                 57.24%            59.40%
NINA                             21.38%            13.66%
1st Lien                        100.00%           100.00%
2nd Lien                          0.00%             0.00%
State 1                              CA                CA
%                                23.64%            38.06%
State 2                              FL                FL
%                                13.04%            10.13%
State 3                              VA                VA
%                                 6.29%             5.94%
State 4                              MI                MD
%                                 5.65%             4.23%
State 5                              GA                AZ
%                                 5.37%             3.83%
ARM / HYB                       100.00%           100.00%
Fixed                             0.00%             0.00%
Purchase                         63.35%            58.94%
Refi-RT                           9.38%            12.24%
Refi-CO                          27.27%            28.82%
Size                       $148,895,318      $491,292,298
AVG Balance                    $207,375          $283,820
Loan Count                          718             1,731
Interest Only IO                 90.69%            87.77%
Negative Amortization             0.00%             0.00%
----------------------------------------------------------------



----------------------------------------------------------------------
GWAC               AGG ARM UPB          ARM %            AGG FIX UPB
----------------------------------------------------------------------
3.5 - 3.9              881,600.00         0.18%                 0
4.0 - 4.4            2,505,340.91         0.51%                 0
4.5 - 4.9           25,663,885.77         5.22%                 0
5.0 - 5.4           75,625,241.64        15.39%                 0
5.5 - 5.9          169,677,521.95        34.54%                 0
6.0 - 6.4          121,980,236.12        24.83%                 0
6.5 - 6.9           79,407,733.05        16.16%                 0
7.0 - 7.4           13,359,050.94         2.72%                 0
7.5 - 7.9            1,757,298.83         0.36%                 0
8.0 - 8.4              274,650.00         0.06%                 0
8.5 - 8.9              159,738.34         0.03%                 0
----------------------------------------------------------------------



---------------------------------------
Ratings
---------------------------------------
Moody's Rating
S&P Rating
Fitch Rating
DBRS Rating
---------------------------------------



--------------------------------------------------
Credit Enhancement
--------------------------------------------------
Subordination (not including OC)
Prefund OC (%)
Initial Target OC (%)
Stepdown OC (%)
Stepdown Date
Excess Interest (12m Avg, Fwd Libor)
--------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document'). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                      3
------------------------------------------------------------------------------